Exhibit 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2001, in Amendment No. 2 to the Registration Statement (Form S-2/A No. 333-63188) and related Prospectus of The Morgan Group, Inc. for the registration of 1,248,157 shares of its Class A common stock.

                                                       /s/ Ernst & Young LLP


Greensboro, North Carolina
November 13, 2001